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                                                                   Exhibit 10.03
                          LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of June 21, 2000, by and among INTERPORE INTERNATIONAL, INC. ("Interpore"), INTERPORE ORTHOPAEDICS, INC. CROSS MEDICAL PRODUCTS, INC AND INTERPORE CROSS INTERNATIONAL, INC. (collectively, the "Borrower") and Silicon Valley Bank ("Bank").

1.   DESCRIPTION OF EXISTING INDEBTEDNESS:  Among other indebtedness which may
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be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement, dated June 22, 1999, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of Five Million Dollars ($5,000,000) Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2.   DESCRIPTION OF COLLATERAL AND GUARANTIES.  Repayment of the Indebtedness is
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secured by the Collateral as described in the Loan Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.
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     A.   Modification(s) to Loan Agreement.
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          1.   Sub-section (b) of Section 2.3 entitled "Fees" is hereby deleted and replaced with the following:

               Facility Fee. A fully earned, non-refundable facility fee of $12,500 due upon the execution of this Loan Modification Agreement. In the event Borrower elects to extend the Revolving Maturity Date for an additional year, a fully earned, non refundable facility fee of $ $12,500 shall due and payable at that time.

          2. The following defined term set forth in Section 13.1 entitled "Definitions" is hereby amended to read as follows:

               "Revolving Maturity Date" is June 21, 2001, provided, however, at Borrower's option, Bank will extend the Revolving Maturity for an additional year, provided, (i) no Event of Default has occurred, and is continuing and (ii) Borrower notifies Bank in writing 30 days prior to the current Revolving Maturity Date of its election to extend the Revolving Maturity Date.

4.   CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended
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wherever necessary to reflect the changes described above.

5.   NO DEFENSES OF BORROWER.  Borrower (and each guarantor and pledgor signing
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below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

6.   CONTINUING VALIDITY.  Borrower (and each guarantor and pledgor signing
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below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and

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agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

7.   CONDITIONS.  The effectiveness of this Loan Modification Agreement is
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conditioned upon payment of the Facility Fee.

     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                  BANK:

INTERPORE INTERNATIONAL, INC.              SILICON VALLEY BANK

By: /s/ Richard Harrison                   By:  /s/ Gary Reagan
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Name:   Richard Harrison                   Name:    Gary Reagan
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Title:  Sr. V.P.                           Title:  V.P.
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INTERPORE ORTHOPEADICS, INC.

By: /s/ Richard Harrison
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Name:   Richard Harrison
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Title:  Sr. V.P.
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CROSS MEDICAL PRODUCTS, INC.

By: /s/ Richard Harrison
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Name:   Richard Harrison
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Title:  Sr. V.P.
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INTERPORE CROSS INTERNATIONAL, INC.

By: /s/ Richard Harrison
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Name:   Richard Harrison
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Title:  Sr. V.P.
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